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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

         Florida                      1-4604                    65-0341002
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)

  3000 Taft Street, Hollywood, Florida                           33021
(Address of principal executive offices)                       (Zip Code)

                                 (954) 987-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         Exhibit 99.1 Notice Dated July 17, 2003 to the Members of the Board of Directors and the Executive Officers of HEICO Corporation Concerning a Temporary Suspension of Trading in Securities of HEICO Corporation.

ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
           PLAN

     On July 15, 2003, HEICO Corporation (the "Registrant") notified the participants of the HEICO Savings and Investment Plan (the "Plan") that the Registrant will be changing recordkeepers and investment options. As a result of these changes, there will be a blackout period in which Plan participants will be temporarily unable to direct or diversify their investments in the Plan, obtain a loan from the Plan, or obtain a distribution from the Plan.

     On July 17, 2003, the Registrant provided the notice attached hereto as
Exhibit 99.1 to the members of its board of directors and its executive officers as required by Section 306(a) of the Sarbanes-Oxley Act of 2002. The Registrant hereby incorporates by reference the notice dated July 17, 2003 attached hereto as Exhibit 99.1, and made a part of this Item 11.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               HEICO CORPORATION
                                                   (Registrant)



Date:  July 30, 2003                            By: /s/ Thomas S. Irwin
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..                                                   Thomas S. Irwin
                                                    Executive Vice President
                                                     and Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION

99.1 Notice Dated July 17, 2003 to the Members of the Board of Directors and the Executive Officers of HEICO Corporation Concerning a Temporary Suspension of Trading in Securities of HEICO Corporation.

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